UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                (Rule 14a - 101)


PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  Registrant                          [X]

Filed  by  a  Party  other  than  the  Registrant   [ ]


Check  the  appropriate  box:
[ ]  Preliminary  proxy  statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]  Definitive  proxy  statement.
[ ]  Definitive  additional  materials.
[ ]  Soliciting  material  under  Rule  14a  -  12.

                         DRUMMOND FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (check  the  appropriate  box):

[X]  No  fee  required.
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                         DRUMMOND FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (check  the  appropriate  box):

[ ]  No  fee  required.
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

     -----------------------------------------------------------------------

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

     -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 -----------------------------------------------------------------------

(4)  Proposed  maximum  aggregate  value  of  transaction:

     -----------------------------------------------------------------------

(5)  Total  fee  paid:

     -----------------------------------------------------------------------

[  ]     Fee  paid  previously  with  preliminary  materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was Paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount  Previously  Paid:

(2)     Form,  Schedule  or  Registration  Statement  No.

(3)     Filing  Party:

(4)     Date  Filed:

                          DRUMMOND FINANCIAL CORPORATION
                                 17 Dame Street
                                Dublin 2, Ireland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held On January 11, 2002

To  Our  Shareholders:

The Annual Meeting of Shareholders of Drummond Financial Corporation, A Washington corporation (the "Company"), will be held at the offices of MFC CapitalPartners AG at Charlottenstrasse 59, D-10117 Berlin, Germany, on January 11, 2002 at 9:00 a.m. local time for the purposes of:

1. Electing one Class II director of the Company to hold office until his successor is elected and qualified.

2. All other matters that properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on November 23, 2001 are entitled to Notice of, and to vote at, the meeting and any adjournment thereof. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company, 17 Dame Street, Dublin 2, Ireland.

                                     By  Order  of  the  Board  of  Directors


                                     ----------------------------------------
                                     Michael  J.  Smith
                                     Secretary

December    ,  2001
        ----
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR
THE PROPER  EXECUTION  OF  PROXIES  ARE  SET  FORTH  IN  THE  PROXY  STATEMENT.

                         DRUMMOND FINANCIAL CORPORATION
                                 17 Dame Street
                                Dublin 2, Ireland

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On January 11, 2002


                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Drummond Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held at 9:00 a.m. on January 11, 2002, or any adjournment thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting, this Proxy Statement and the accompanying proxy are being first sent to shareholders on or about December ----, 2001. Any shareholder giving a proxy has the power to revoke it by giving notice to the Company in writing, or in open meeting before any vote is taken. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received by the Company prior to the time of the Annual Meeting. The expense of making the solicitation, which will be borne by the Company, will consist of preparing and mailing the proxies and proxy statements and the charges and expenses of brokerage houses and other custodians, nominees, or fiduciaries for forwarding documents to security owners. Only one Proxy Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of such shareholders. Upon request, a separate Proxy Statement will be delivered to a shareholder at a shared address to which a single copy was delivered. A shareholder who wishes to receive a separate coy of the Proxy Statement must send a written request to the attention of Michael J. Smith, Secretary of the Company, 17 Dame Street, Dublin 2, Ireland or by requesting same by telephone at (3531) 679-1688.



     Please sign, date and return your proxy to CIBC Mellon Trust Company, 16th Floor, 2002 University Street, Montreal, Quebec, H3A 2A6, using the pre-addressed envelope.

                                  VOTING RIGHTS

The shareholders of record of the Company's outstanding $0.01 par value common shares (the "Common Stock"), and Series 1, Preferred Stock (the "Preferred Stock") at the close of business on November 23, 2001 (the "Record Date"), are entitled to vote on matters to come before the meeting. On that date, there were issued and outstanding 2,718,600 shares of Common Stock held by approximately ---- shareholders of record. Each share of Common Stock is entitled to one vote on each matter submitted to vote.


     As of the Record Date, there were 3,000,000 shares of Preferred Stock outstanding, all of which were owned by MFC Bancorp Ltd. ("MFC Bancorp"). Under the Certificate of Incorporation, if any person or group controls more than 47.9% of the voting power of the Company, then each share of Preferred Stock has one vote per share on all matters. Since MFC Bancorp Ltd. controls 1,362,250 shares (50.1%) of Common Stock through its ownership of Ballinger Corporation ("Ballinger") and Sutton Park International Limited ("Sutton Park"), at the Annual Meeting, the Preferred Stock has one vote per share on all matters subject to a shareholder vote. Since MFC Bancorp is the sole owner of the Preferred Stock, at the Annual Meeting it will have voting rights to 3,000,000 shares of Preferred Stock and 1,362,250 shares of Common Stock or 76.3% of the voting power at the Annual Meeting.

     A quorum of the shareholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the number of votes entitled to be cast. A majority of the votes being voted in person or represented by proxy is required for the election of directors. Shareholders do not have cumulative voting rights in the election of directors. The officers and directors of the Company and the Company's largest shareholders, Ballinger, Sutton Park and MFC Bancorp intend to vote their shares of Common Stock and Preferred Stock (which together constitute 76.3% of the votes eligible to be cast at the Annual Meeting) in favor of the nominee for director.

     A majority of the shareholders present or represented at the Annual Meeting, whether or not a quorum is present, may vote to adjourn the Annual Meeting without notice other than as announced at the Annual Meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     If the enclosed proxy is properly executed and received by the Company, the shares represented thereby will be voted in accordance with the instructions specified therein. If no specific instructions are given, the shares represented by the proxy will be voted for the election of the nominee for director as described in this Proxy Statement.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. Initially, Class I directors were elected to serve for one year, Class II directors for two years and Class III directors for three years. Successors to the class of directors whose term expires at any annual meeting shall be elected for three year terms. The term of the Class III director, Mr. Oq-Hyun Chin, expires at the Annual Meeting, and accordingly, he is to be elected to the Board of Directors for a three-year term to serve until the annual meeting of stockholders following the fiscal year ending June 30, 2004, or until his successor is elected and qualified.

     Mr. Oq-Hyun Chin has indicated that he is willing and able to serve as a director. If for any unforeseen cause he should decline or be unable to serve, the proxies will be voted to fill such vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

DIRECTORS

     The following table sets forth information regarding each nominee for election as director and each director whose term of office will continue after the Annual Meeting:


NAME                 POSITION WITH THE COMPANY                 AGE   TERM EXPIRES
----------------------------------------------------------------------------------

Michael J. Smith     President, Chief Executive Officer,        53    2003
                     Chief Financial Officer, Secretary
                     and Director
----------------------------------------------------------------------------------
Young Soo Ko         Director                                   43    2002
----------------------------------------------------------------------------------
Oq-Hyun Chin (1)(2)  Director                                   62    2001
----------------------------------------------------------------------------------

(1)     Member  of  Audit  Committee
(2)     Member  of  Stock  Option  and  Compensation  Committee




     Michael J. Smith. Mr. Smith was appointed as a director in March 1995, and served as Chairman of the Board until May 26, 1995, at which time he was appointed President and Chief Executive Officer. In June 1995, Mr. Smith also assumed the duties of Chief Financial Officer. He is an officer and director of Ballinger Corporation, the Company's largest shareholder. Mr. Smith was one of the founders of Prentiss Howard Group, a company organized in 1979 which assists domestic and international companies with investments, mergers and acquisitions. Mr. Smith is also President and a director of MFC Bancorp, which owns all of the outstanding shares of Ballinger Corporation and Sutton Park International Limited and all of the outstanding shares of Preferred Stock of the Company.

     Young Soo Ko. Mr. Ko was appointed a director on June 30, 1999. He has been a Managing Director of Sung Sim Services Ltd., a Hong Kong company that acts as agent and representative of manufacturers in handling their raw material supply and export of finished goods, since 1991.

     Oq-Hyun Chin. Mr. Chin was appointed a director in November 1997. He has been an advisor on foreign investment to the City of Weihai, Shandong Province, People's Republic of China since April 1993. From April 1990 until March 1993, he was an advisor to Art Group Architects and Engineers, Ltd. From

1967 to 1987,he worked in executive and managerial positions with banks and investment companies in Seoul, Korea. Mr. Chin is also a director of MFC Bancorp.

MEETINGS  OF  THE  BOARD

     The Board held no meeting(s) in fiscal 2001. The Board formally acted four times in the fiscal year 2001 through written consents. Non-employee directors are entitled to an annual retainer of $6,000 and do not receive additional compensation for attending meetings of the Board. Since there were no meetings in fiscal 2001, the retainer was not paid to the non-employee directors. Employee directors receive no compensation for attending meetings of the Board. The directors also receive periodic grants of stock options issued under the Company's 1993 Stock Option Plan, although no options were granted in fiscal 2001.

                           REPORTS OF BOARD COMMITTEES

AUDIT  COMMITTEE

     Mr. Chin is the sole member of the Audit Committee and is considered to be an independent director under the relevant rules. The Audit Committee oversees the financial controls of the Company and interfaces with the Company's outside auditors to monitor the compliance by the Company with financial disclosure laws and regulations. This committee met once during fiscal year 2001. The Board has not adopted a written charter for the Audit Committee. Mr. Chin has reviewed and discussed the audited financial statements of the Company with management and the independent auditors of the Company. Mr. Chin has also received the written disclosures and a letter from the independent auditors as required by ISBS No. 1. Based upon the foregoing, Mr. Chin recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K.

Audit  Committee

Oq-Hyun  Chin

STOCK  OPTION  AND  COMPENSATION  COMMITTEE

     This Committee is charged with developing and monitoring the Company's executive compensation and stock option activities. Compensation of the Company's executive officers is determined on an annual basis by the Stock Option and Compensation Committee in consultation with the Board of Directors. The Company's goal is to compensate the Company's executive officers in a manner which is consistent with the Company's strategic plan of focusing on expanding its merchant banking activities. The financial performance of the Company is a major factor in determining levels of executive compensation. The Company has not identified any opportunities which would further its merchant banking activities which is reflected in the fact that there was a net loss for the fiscal year 2001. This committee did not meet during fiscal year 2001. Mr. Chin is the sole member of this Committee currently.

     As a result of the foregoing, the Company did not compensate any of its executive offices for the most recent fiscal year (except in their capacity as directors of the Company).

Stock  Option  and  Compensation  Committee

Oq-Hyun  Chin

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information concerning total compensation earned or paid during the 2001 fiscal year to the Chief Financial Officer, the Company's current executive officers who received in excess of $100,000 in salary and bonus in fiscal 2001 and the Company's Chief Financial Officer (collectively, the "Named Executive Officers").



                                      Summary Compensation Table
----------------------------------------------------------------------------------
                                         Annual Compensation
----------------------------------------------------------------------------------
Name and
Principal                                                                Number
Position              Year        Salary ($)        Options              of Shares
----------------------------------------------------------------------------------
Michael J. Smith      2001           -                -                     -
                     -------------------------------------------------------------
President,            2000           -                -                     -
Chief Executive      -------------------------------------------------------------
Officer and           1999           -                -                     -
Chief
Financial
Officer(1)           -------------------------------------------------------------




--------------------------
(1) Mr. Smith did not receive any compensation from the Company for services as an executive officer in fiscal 1999, 2000 and 2001. Mr. Smith declined to accept the grant of stock options for 25,000 shares of Common Stock which are automatically granted to each non-employee director upon appointment to the Board of Directors.




STOCK  OPTIONS

     There was no grant of stock options to any Named Executive Officers during the year ended June 30, 2001.

     At  June  30,  2001,  no  stock  options  were  held by any Named Executive
Officers.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Based solely upon the Company's review of the reports filed with the Securities and Exchange Commission ("SEC") by the Company's current and former officers, directors and 10 percent shareholders for the period July 1, 2000 to June 30, 2001, the Company believes that all such required reports were filed on a timely basis.


                                PERFORMANCE GRAPH

Management of the Company caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance




                               [GRAPHIC  OMITED]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, the information with respect to Common Stock and Preferred Stock ownership of each person known by the Company to own beneficially more than 5% of the shares of the Common Stock or Preferred Stock, each of the Named Executive Officers, each director, and all officers and directors as a group. This does not include holders holding in "street" and "nominee" name. Except as noted, the persons named have sole voting and investment power with respect to all of the shares of Common Stock and Preferred Stock owned by them.




                                     NUMBER OF
                                     SHARES
                                     BENEFICIALLY
                                     OWNED
                                     DIRECTLY OR
                                     INDIRECTLY
                               -------------------------
NAME                                                              PERCENT
AND                             COMMON         PREFERRED          OF
ADDRESS                                                           CLASS
-------                         ------         ---------          -------


Valor Invest Limited
Quai des Bergues 29
1201 Geneva,
Switzerland                    303,175         0                  11.2
-------------------------------------------------------------------------
Ballinger Corporation
1000 Cathedral Place
925 West Georgia Street
Vancouver,
British Columbia
Canada  V6C 3L2                940,900         0                   34.6
-------------------------------------------------------------------------
MFC Bancorp Ltd.
17 Dame Street, Dublin 2,
Ireland                        1,362,250 (1)   3,000,000           76.3
-------------------------------------------------------------------------
Sutton Park
International Limited
P.O. Box 146,
Road Town,
Tortola,
British Virgin Islands         326,350         0                   12.0
-------------------------------------------------------------------------
Michael J. Smith
17 Dame Street, Dublin 2,
Ireland                        1,362,250 (2)   3,000,000(2)        76.3
-------------------------------------------------------------------------
Oq-Hyun Chin
3, 4/7L,
Kyung An Bldg.
831-28 Yeoksam-Dong
Kanynam-Ku
Seoul, Korea                   0               0                   0
-------------------------------------------------------------------------
Young Soo Ko
Room 1202,
12/F Wing On Centre
111 Connaught- Road
Central, Hong Kong             0               0                   0
-------------------------------------------------------------------------
All executive
officers and
directors as a
group (3 persons)              1,362,250 (2)   3,000,000(2)        76.3
-------------------------------------------------------------------------




(1) MFC Bancorp is the sole shareholder of Ballinger Corporation and Sutton Park International Limited and, pursuant to the rules of the SEC, is deemed to be the indirect beneficial owner of all of the shares owned by Ballinger Corporation and Sutton Park International Limited.

(2) Includes the 940,900 shares of Common Stock owned directly by Ballinger Corporation and the 326,350 shares of Common
        Stock owned by Sutton Park International Limited, for which Mr. Smith serves as an officer and director, and indirectly by MFC Bancorp, and the 3,000,000 shares of Preferred Stock owned directly by MFC Bancorp, for which Mr. Smith serves as President and a director, and of which shares Mr. Smith is deemed to be the indirect beneficial owners pursuant to the rules of the SEC. Mr. Smith disclaims beneficial ownership of all of such shares.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AGREEMENTS  WITH  MFC  BANCORP

     During the fiscal years ended June 30, 2001, the Company paid an aggregate of $300,000 in fees to MFC Bancorp Ltd. for accounting and administrative services provided to the Company and reimbursement for office expenses. During fiscal 2001, the Company paid $300,000 in dividends on its Preferred Stock to a subsidiary of MFC Bancorp and collected $300,000 in dividends on preferred stock from another subsidiary of MFC Bancorp.

                                  ANNUAL REPORT

     The Company's Annual Report which contains audited financial statements for the fiscal year ended June 30, 2001 accompany or have preceded the mailing of this Proxy Statement. Upon the written request of any person who represents in such request that such person is an owner of record of the Company's shares on the Record Date, the Company will send such person, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended June 30, 2001, including financial statements, which the Company has filed with the SEC. Upon written request and payment of a copying charge of $0.20 per page, the Company will also furnish to any such shareholder a copy of the exhibits to the Annual Report on Form 10-K. The written request must be directed to the attention of Michael J. Smith, Secretary of the Company, 17 Dame Street, Dublin 2, Ireland. Such reports are not part of the Company's soliciting material.

                                    AUDITORS

     Davidson & Company, Chartered Accountants, the independent public auditors for the Company for the fiscal year 2001 and the current fiscal year, will not be present at the Annual Meeting. Aggregate fees of $13,137 were billed for professional services rendered for audit of annual financial statements and review of interim financial statements. No other fees were billed by Davidson & Company.

                                  OTHER MATTERS

     The Company has received no notice of any other items submitted for consideration at the meeting except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval. The Board of Directors neither knows of, nor contemplates, any other business to be presented for action by the shareholders at the meeting.

     The next annual meeting is expected to be held during January, 2003. Any shareholder proposal intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy materials by July 31, 2002. In addition, a shareholder proposal received by the Company, which is presented otherwise than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, will be considered untimely if received after November 1, 2002, and the Company will have discretionary authority to vote its proxies with respect to any such proposal.


                                        By  Order  of  the  Board  of  Directors


                                        ----------------------------------------
                                        Michael  J.  Smith
                                        Secretary


December    ,  2001
        ----

                                      PROXY

                         DRUMMOND FINANCIAL CORPORATION
                            17 Dame Street, Dublin 2,
                                     Ireland

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DRUMMOND FINANCIAL CORPORATION.

     Revoking any such prior appointment, the undersigned, a shareholder of Drummond Financial Corporation (the "Company") hereby appoints Michael J. Smith attorney and agent of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Shareholders of said Company to be held at the offices of MFC CapitalPartners AG at Charlottenstrasse 59, D-10117 Berlin, Germany on January 11, 2002 at 9:00 a.m. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated below.


     1.     Election  of  the  Board  of  Directors:

            [ ]  FOR  the  nominee  listed       [ ]  WITHHOLD  AUTHORITY
                 below  (except  as  marked           to  vote for the nominee
                 to  the  contrary  below)            listed  below

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

            Oq-Hyun  Chin

     2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 ABOVE.

     Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. Your name and address are shown as registered -- please notify the Company of any change in your address.


--------------------------------------------
Print  Name

Please  sign  exactly  as  name  appears.

Dated
     ---------------------------------------

--------------------------------------------
Signature

--------------------------------------------
Signature  if  held  jointly

--------------------------------------------
Number  of  shares  owned